Prospectus Supplement dated September 15, 2017
Prospectus Form #/Date
Product Name	National	New York
RiverSource ® Variable Universal Life 5 / RiverSource® Variable Universal Life 5-Estate Series	S-6542 CC (5/17)	S-6543 CC (5/17)
The following information describes proposed changes to certain investment options offered under certain variable life insurance policies (the “Policies”). Please retain this supplement with your latest printed prospectus for future reference.
Effective on or about Sept. 18, 2017 (the Effective Date), the following changes will be made to Variable Portfolio – Jennison Mid Cap Growth Fund:
•	Jennison Associates LLC (Jennison) will no longer serve as the subadviser to the Variable Portfolio – Jennison Mid Cap Growth Fund (Class 2) and Westfield Capital Management Company, L.P. (Westfield) will assume day-to-day management of the Fund’s portfolio. Also, on the Effective date, the Fund’s name is changed to Variable Portfolio – Westfield Mid Cap Growth Fund (Class 2).
The following information will replace the current Funds’ description in the table in “Variable Account and the Funds” section of the prospectus:
Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio – Westfield Mid Cap Growth Fund (Class 2)(previously Variable Portfolio – Jennison Mid Cap Growth Fund (Class 2))	Seeks to provide long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P. (Westfield), subadviser.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S- 6542-6 A (9/17)
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